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                                                                    EXHIBIT 23.3



                          CONSENT OF DIRECTOR NOMINEE



     I hereby consent to reference in the Registration Statement of AdStar.com, Inc., a Delaware corporation, to me as a Director Nominee.



Dated: December 1, 1999



                                          /s/ CHRIS KARKENNY

                                          --------------------------------------

                                          Signature



                                          Name: Chris Karkenny